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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 8, 2004

                           DVI Receivables XIV, L.L.C.
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             (Exact Name of Registrant as Specified in Its Charter)

      DELAWARE                     333-94523-01           23-3064603
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     (State or Other               (Commission            (IRS Employer
Jurisdiction of Formation)         File Number)           Identification Number)

                        2500 YORK ROAD, JAMISON, PA 18929

       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. Other Events and Required FD Disclosure

As previously disclosed on a Form 8-K filed March 2, 2004, DVI Financial Services Inc., the former servicer ("DVIFS") and Lyon Financial Services d/b/a US Bancorp Portfolio Services, the current servicer ("USBPS") for DVI Receivables VIII, L.L.C., DVI Receivables X, L.L.C., DVI Receivables XI, L.L.C., DVI Receivables XII, L.L.C., DVI Receivables XIV, L.L.C., DVI Receivables XVI, L.L.C., DVI Receivables XVII, L.L.C., DVI Receivables XVIII, L.L.C. and DVI Receivables XIX, L.L.C. (collectively, the "Issuers"), have been in the process of compiling a cash reconciliation for the collection periods August 2003 through February 2004. The Issuers have been informed by DVIFS and USBPS that this cash reconciliation is now final, and a summary thereof is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Exhibits

                  99.1  -  Cash Reconciliation Summary for Collection Periods
                           August, 2003 through February, 2004.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               DVI Receivables XIV, L.L.C.,
                                               by its Managing Member,
                                               DVI Receivables Corp. VIII

                                               By:      /s/ Andrew Stearns
                                                    --------------------------
                                                       Andrew Stearns
                                                       Vice President

Dated July 8, 2004